MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II      Two World Trade Center

LETTER TO THE SHAREHOLDERS December 31, 1998            New York, New York 10048
DEAR SHAREHOLDER:

We are pleased to present the annual report of Morgan Stanley Dean Witter Municipal Income Trust II (TFB) for the year ended December 31, 1998.

On December 21, 1998, the Fund changed its name from Municipal Income Trust II to Morgan Stanley Dean Witter Municipal Income Trust II. Details on the name change were mailed to shareholders in mid-December under separate cover.

Since our last report six months ago, global financial turmoil, including the Russian currency crisis, continued to affect the securities markets. The resulting flight-to-quality bond rally pushed U.S. Treasury bond yields to 30-year lows. Municipal bond yields declined but lagged the downward trend of Treasury yields.

The deflationary impact of the international financial crisis began to temper U.S. economic growth prior to the summer's tumultuous market activity. Lower commodity prices, cheaper imports and improved

                             BOND YIELDS 1994-1998

                                                                           Insured Municipal Yields
                            30-Year                30-Year Insured              as a Percentage
                     U.S. Treasury Yields         Municipal Yields          of U.S. Treasury Yields
                           6.34                         5.40                        85.17
                           6.24                         5.40                        86.54
                           6.66                         5.80                        87.09
                           7.09                         6.40                        90.27
                           7.32                         6.35                        86.75
                           7.43                         6.25                        84.12
 1994                      7.61                         6.50                        85.41
                           7.39                         6.25                        84.57
                           7.45                         6.30                        84.56
                           7.81                         6.55                        83.87
                           7.96                         6.75                        84.80
                           8.00                         7.00                        87.50
                           7.88                         6.75                        85.66
                           7.70                         6.40                        83.12
                           7.44                         6.15                        82.66
                           7.43                         6.15                        82.77
                           7.34                         6.20                        84.47
                           6.66                         5.80                        87.09
 1995                      6.62                         6.10                        92.15
                           6.86                         6.10                        88.92
                           6.66                         6.00                        90.08
                           6.48                         5.95                        91.82
                           6.33                         5.75                        90.84
                           6.14                         5.50                        89.56
                           5.94                         5.35                        90.07
                           6.03                         5.40                        89.55
                           6.46                         5.80                        86.69
                           6.66                         5.85                        87.84
                           6.89                         5.95                        86.36
                           6.99                         6.05                        86.55
 1996                      6.89                         5.90                        85.63
                           6.97                         5.85                        83.93
                           7.11                         5.90                        82.98
                           6.93                         5.70                        82.25
                           6.64                         5.65                        85.09
                           6.35                         5.50                        86.61
                           6.63                         5.60                        84.46
                           6.79                         5.70                        83.95
                           6.80                         5.65                        83.08
                           7.10                         5.90                        83.10
                           6.94                         5.75                        82.85
                           6.91                         5.65                        81.77
 1997                      6.78                         5.60                        82.60
                           6.30                         5.30                        84.00
                           6.61                         5.50                        83.00
                           6.40                         5.40                        84.40
                           6.15                         5.35                        86.90
                           6.05                         5.30                        87.60
                           5.92                         5.15                        86.90
                           5.80                         5.15                        88.80
                           5.92                         5.20                        87.80
                           5.93                         5.25                        88.50
                           5.95                         5.35                        89.90
                           5.80                         5.20                        89.66
 1998                      5.65                         5.20                        92.04
                           5.71                         5.18                        90.72
                           5.27                         5.03                        95.45
                           5.00                         4.95                        99.00
                           5.16                         5.05                        97.87
                           5.06                         5.00                        98.81
                           5.10                         5.05                        99.00


Source: Municipal Market Data

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II productivity offset the potential inflationary impact of strong domestic employment. With inflation held in check, the Federal Reserve Board provided liquidity to the markets by lowering short-term interest rates. Between the end of September and the middle of November, the Federal Reserve Open Market Committee cut the federal funds rate 75 basis points from 5.50 percent to 4.75 percent in three separate moves.

MUNICIPAL MARKET CONDITIONS

At the end of December, the long-term insured municipal bond index yield stood at 5.05 percent. This Index declined only 10 basis points from 5.15 percent over the last 12 months. In contrast, the 30-year U.S. Treasury yield fell 80 basis points during the same period.

As municipals lagged the rally in Treasuries, the ratio of municipal yields to Treasury yields rose sharply to 99 percent. A rising ratio means that the attractiveness of municipals relative to Treasuries has improved. The rise in this ratio is similar to the jump witnessed in 1986 when a radical legislative tax-reform proposal threatened the favorable tax advantage of municipal bonds.

The overall decline in interest rates led to a substantial increase in new money municipal financing and stimulated the refunding of older, high cost debt. Total underwriting of $284 billion for 1998 approached the record set in 1993. Half the underwriting volume was enhanced with bond insurance. Refundings represented 29 percent of total new issuance.

PERFORMANCE

The Fund's net asset value (NAV) declined from $10.39 to $10.32 per share during the year ended December 31, 1998. Based on this NAV change plus reinvestment of tax-free dividends of $0.53 per share and taxable capital gains distributions of $0.1856, the Fund's total NAV return was 7 percent. The Fund's price on the New York Stock Exchange fell from $9.625 to $9.50 per share. Based on this change in market price plus reinvestment of dividends and capital gains distributions the Fund's total market return was 6.23 percent. On December 31, 1998, TFB traded at a 8 percent discount to NAV.

Monthly dividends for the first quarter of 1999 were declared in December. During 1998 the level of undistributed net investment income remained unchanged at $0.11 per share. Beginning with the October 1998 dividend, the monthly dividend was reduced from $0.045 per share to $0.04 per share, to more closely reflect the Fund's anticipated income.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

                         [LONG-TERM SECTORS PIE CHART]


LONG-TERM SECTORS as of December 31, 1998
(% of Net Assets)

Hospital                                                          16%
Electric                                                          16%
Refunded                                                           9%
Transportation                                                     9%
General Obligation                                                 8%
Education                                                          8%
Water & Sewer                                                      7%
IDR/PCR*                                                           6%
Mortgage                                                           6%
All Others                                                        15%

* Industrial Development/Pollution Control Revenue

Portfolio structure is subject to change.

                         [CREDIT RATINGS PIE CHART]


CREDIT RATINGS as of December 31, 1998
(% of Total Long-Term Portfolio)

Aaa or AAA                                                        51%
Aa or AA                                                          17%
A or A                                                            20%
Baa or BBB                                                         7%
NR                                                                 5%

As measured by Moody's Investors Service, Inc. or
Standard & Poor's Corp.

Portfolio structure is subject to change.

                           [CALL STRUCTURE BAR CHART]

CALL STRUCTURE as of December 31, 1998
(% of Total Long-Term Portfolio)

WEIGHTED AVERAGE
CALL PROTECTION: 8 YEARS

Years Bonds Callable                      Percent Callable
        1999                                      1%
        2000                                      3%
        2001                                      4%
        2002                                      2%
        2003                                      9%
        2004                                      8%
        2005                                     10%
        2006                                     13%
        2007                                     16%
        2008                                     17%
        2009+                                    17%

Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

PORTFOLIO STRUCTURE

Morgan Stanley Dean Witter Municipal Income Trust II remained fully invested in long-term municipal bonds during the year. Investments were diversified among 14 long-term sectors and 64 credits. As illustrated in the accompanying chart of bond calls, weighted average call protection was 8 years.

At the time of issuance, municipal bonds generally have 10 years of protection from the municipality's option to call bonds for redemption. Interest rates have declined since the Fund's inception and we anticipate that most municipal issuers will use their optional call provisions to refinance portfolio holdings at lower yields. In fact, the bonds in the refunded category have been refinanced and the call dates announced.

The average maturity of the portfolio was 20 years. Average duration (a measure of sensitivity to interest rate changes) was 7.8 years. High grade credit quality was maintained with over two-thirds of long-term holdings rated double or triple "A."

LOOKING AHEAD

Global economic conditions seem likely to keep inflationary pressures under control and have contributed to lower interest rates. The fixed income markets appear concerned about the risk of reflation as countries seek to stimulate economic growth. However, the ability of the Fed to maintain stability by responding with appropriate monetary policy is encouraging. With the municipal relationship to Treasuries more favorable than it has been in the last 10 years, the outlook for municipal bonds is positive.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year, the Fund purchased and retired 423,200 shares of common stock at a weighted average discount of 8.00 percent.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

We appreciate your ongoing support of Morgan Stanley Dean Witter Municipal Income Trust II and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS December 31, 1998

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (98.0%)
            General Obligation (7.7%)
$  5,000    Chicago, Illinois, Refg Ser 1995 A-2 (AMBAC)................   6.25%   01/01/14    $ 5,851,150
   2,000    Rosemont, Illinois, 1993 Ser B..............................   5.50    12/01/07      2,180,540
   2,000    Michigan Municipal Bond Authority, School Ser 1998..........   5.25    12/01/13      2,099,100
   3,000    New York City, New York, 1995 Ser D (MBIA)..................   6.20    02/01/07      3,403,140
   4,000    New York State, Refg Ser 1995 B.............................   5.70    08/15/10      4,371,000
   3,000    Little Miami Local School District, Ohio, Ser 1998 (FGIC)...   4.875   12/01/23      2,913,510
--------                                                                                       -----------
  19,000                                                                                        20,818,440
--------                                                                                       -----------

            Educational Facilities Revenue (7.5%)
   5,000    Illinois Educational Facilities Authority, Northwestern
             University Ser 1997........................................   5.25    11/01/32      5,281,200
   2,000    Massachusetts Health & Educational Facilities Authority,
             Boston College Ser K.......................................   5.25    06/01/18      2,023,780
   2,000    New Jersey Economic Development Authority, Educational
             Testing Service Ser 1998 A (MBIA)..........................   4.75    05/15/18      1,956,760
            New York State Dormitory Authority,
   2,000     State University 1990 Ser A................................   7.50    05/15/13      2,565,560
   2,000     State University 1993 Ser A................................   5.25    05/15/15      2,102,540
   4,000    Delaware County Authority, Pennsylvania, Villanova
             University Ser 1995 (AMBAC)................................   5.70    08/01/15      4,303,280
   2,000    Vermont Educational & Health Building Financing Agency,
             Norwich University Ser 1998................................   5.50    07/01/18      2,022,100
--------                                                                                       -----------
  19,000                                                                                        20,255,220
--------                                                                                       -----------

            Electric Revenue (15.7%)
            North Carolina Municipal Power Agency,
   3,000     #1 Catawba Electric Ser 1998 A (MBIA)......................   5.50    01/01/14      3,276,600
   5,000     #1 Catawba Electric Ser 1998 A (MBIA)......................   5.50    01/01/15      5,434,550
  10,000    South Carolina Public Service Authority, Refg Ser 1996 A
             (MBIA).....................................................   5.75    01/01/13     10,921,600
  10,000    San Antonio, Texas, Electric & Gas Refg Ser 1994 C..........   4.70    02/01/06     10,321,400
   4,000    Intermountain Power Agency, Utah, Refg Ser 1997 B (MBIA)....   5.75    07/01/19      4,286,680
   3,000    Chelan County Public Utility District #1, Washington, Hydro
             Ser 1997 A (AMT)...........................................   5.60    07/01/32      3,118,320
   5,000    Washington Public Power Supply System, Proj #1 Refg Ser 1998
             A..........................................................   5.00    07/01/12      5,080,950
--------                                                                                       -----------
  40,000                                                                                        42,440,100
--------                                                                                       -----------

            Hospital Revenue (15.7%)
  10,000    University of Colorado Hospital Authority, Refg Ser 1997 A
             (AMBAC)....................................................   5.25    11/15/22     10,090,100
   5,000    Hawaii Department of Budget & Finance, Queen's Health 1996
             Ser A......................................................   6.00    07/01/20      5,424,450
   5,000    Maine Health & Higher Educational Facilities Authority, Ser
             1998 B (FSA)...............................................   4.875   07/01/23      4,776,350
   4,300    Massachusetts Health & Educational Facilities Authority,
             Saint Elizabeth Hospital of Boston Ser D & E (FSA).........   6.70    08/15/21      4,655,739
   4,000    Michigan Hospital Finance Authority, Detroit Medical Center
             Ser 1997 A (AMBAC).........................................   5.25    08/15/27      3,993,880
   2,000    University of Missouri, Health Ser 1996 A (AMBAC)...........   5.50    11/01/16      2,096,100

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  5,000    North Carolina Medical Care Commission, Pitt County Memorial
             Hospital Ser 1998 A........................................   4.75%   12/01/28    $ 4,660,250
   1,295    Ward County, North Dakota, Trinity Crossover Refg Ser 1991
             B..........................................................   7.50    07/01/21      1,394,689
   2,500    Delaware County Authority, Catholic Health Ser 1998 A
             (AMBAC)....................................................   4.875   11/15/26      2,379,200
   3,000    Lehigh County General Purpose Authority, Lehigh Valley
             Health 1998 Ser A (MBIA)...................................   5.00    07/01/28      2,927,670
--------                                                                                       -----------
  42,095                                                                                        42,398,428
--------                                                                                       -----------

            Industrial Development/Pollution Control Revenue (6.2%)
   5,000    Wamego, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA)....   7.00    06/01/31      5,419,500
   2,000    New York State Energy Research & Development Authority, New
             York State Electric & Gas Corp 1987 Ser A (AMT) (MBIA).....   6.15    07/01/26      2,189,220
   5,000    Tulsa Municipal Airport Trust, Oklahoma, American Airlines
             Inc Ser 1988 (AMT).........................................   7.375   12/01/20      5,359,400
            Lexington County, South Carolina,
     685     Ellett Brothers Inc Refg Ser 1988..........................   7.50    09/01/02        697,508
   1,000     Ellett Brothers Inc Refg Ser 1988..........................   7.50    09/01/08      1,032,220
   2,000    Dallas-Fort Worth International Airport Facility Improvement
             Corporation, Texas, American Airlines Inc Ser 1995.........   6.00    11/01/14      2,082,540
--------                                                                                       -----------
  15,685                                                                                        16,780,388
--------                                                                                       -----------

            Mortgage Revenue - Single Family (6.1%)
   5,000    Alaska Housing Finance Corporation, 1997 Ser A (MBIA).......   6.00    06/01/27      5,297,699
   1,895    Chicago, Illinois, Ser 1997 B (AMT).........................   6.95    09/01/28      2,148,115
     575    Olathe, Kansas, GNMA Collateralized Ser 1989 A (AMT)
             (MBIA).....................................................   8.00    11/01/20        594,746
   3,100    Maine Housing Authority, Purchase 1990 Ser A-4 (AMT)........   6.40    11/15/23      3,243,158
   1,150    Missouri Housing Development Commission, Home Ownership 1998
             Ser D-2 (AMT)..............................................   6.30    03/01/29      1,271,716
   1,540    New Hampshire Housing Finance Authority, Residential
             GNMA-Backed Ser 1988 A (AMT)...............................   7.70    07/01/29      1,600,938
   2,355    Virginia Housing Development Authority, 1992 Ser A..........   7.10    01/01/22      2,439,427
--------                                                                                       -----------
  15,615                                                                                        16,595,799
--------                                                                                       -----------

            Nursing & Health Related Facilities Revenue (3.9%)
   2,000    Iowa Financing Authority, Care Initiatives Ser 1996.........   9.25    07/01/25      2,684,440
   2,861    Chester County Industrial Development Authority,
             Pennsylvania, RHA/PA Nursing Homes Inc Ser 1989............  10.125   05/01/19      2,679,784
            Kirbyville Health Facilities Development Corporation, Texas,
     623    Heartway III Corp Ser 1997 B................................   0.00#   03/20/04        506,655
   3,894    Heartway III Corp Ser 1997 A................................  10.00    03/20/18      4,520,761
--------                                                                                       -----------
   9,378                                                                                        10,391,640
--------                                                                                       -----------

            Public Facilities Revenue (1.2%)
   3,000    New York State Dormitory Authority, Court Facilities Ser
             A..........................................................   5.625   05/15/13      3,125,280
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Resource Recovery Revenue (5.1%)
$  8,000    Northeast Maryland Waste Disposal Authority, Montgomery
             County Ser 1993 A (AMT)....................................   6.30%   07/01/16    $ 8,566,000
   5,000    Lancaster County Solid Waste Management Authority,
             Pennsylvania, 1998 Ser A (AMT) (AMBAC).....................   5.375   12/15/15      5,222,050
--------                                                                                       -----------
  13,000                                                                                        13,788,050
--------                                                                                       -----------

            Tax Allocation Revenue (1.9%)
   5,000    Rosemead Redevelopment Agency, California, 1993 Ser A.......   5.60    10/01/33      5,195,750
--------                                                                                       -----------

            Transportation Facilities Revenue (8.6%)
   5,000    Chicago, Illinois, Chicago-O'Hare International Airport Ser
             1996 A (AMBAC).............................................   5.625   01/01/12      5,401,550
   5,000    Massachusetts Turnpike Authority, Metropolitan 1997 Ser A
             (MBIA).....................................................   5.00    01/01/37      4,859,200
   3,000    Ohio Turnpike Commission, Ser 1998 B (FGIC).................   4.50    02/15/24      2,770,470
   2,500    Allegheny County, Pennsylvania, Greater Pittsburgh Int'l
             Airport Ser 1997 A (AMT) (MBIA)............................   5.75    01/01/13      2,764,350
   4,000    Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA)...   6.125   11/15/25      4,376,960
   3,000    Pocahontas Parkway Association, Virginia, Route 895
             Connector Ser 1998 A.......................................   5.50    08/15/28      2,995,440
--------                                                                                       -----------
  22,500                                                                                        23,167,970
--------                                                                                       -----------

            Water & Sewer Revenue (7.2%)
   3,000    Dade County, Florida, Ser 1995 (FGIC).......................   5.50    10/01/18      3,146,190
   3,000    Tampa Bay Water, Florida, Utility Ser 1998 B (FGIC).........   4.75    10/01/27      2,859,690
   3,000    Massachusetts Water Resources Authority, 1993 Ser C.........   5.25    12/01/20      3,019,170
   5,000    Charleston, South Carolina, Refg Cap Impr Ser 1998
             (Secondary FGIC)...........................................   4.50    01/01/24      4,592,000
   2,000    Loudoun County Sanitation Authority, Virginia, Ser 1998
             (MBIA).....................................................   4.75    01/01/21      1,913,160
   4,000    Prince William County Service Authority, Virginia, Refg Ser
             1993 (FGIC)................................................   5.00    07/01/21      3,936,320
--------                                                                                       -----------
  20,000                                                                                        19,466,530
--------                                                                                       -----------

            Other Revenue (2.7%)
   4,000    Mashantucket (Western) Pequot Tribe, Connecticut, Special
             1997 Ser B (a).............................................   5.75    09/01/27      4,151,520
   3,000    New York Local Government Assistance Corporation, Ser 1995
             A..........................................................   6.00    04/01/24      3,262,260
--------                                                                                       -----------
   7,000                                                                                         7,413,780
--------                                                                                       -----------

            Refunded (8.5%)
  20,100    San Francisco Redevelopment Agency, California, George R
             Moscone Convention Ctr Ser 1988............................  0.00##   07/01/04++   18,416,223
   1,170    Illinois Health Facilities Authority, Glen Oaks Medical
             Center Inc
             Refg 1990 Ser D (ETM)......................................   9.50    11/15/15      1,317,993
   3,000    Massachusetts, 1995 Ser B (AMBAC)...........................   5.50    07/01/05+     3,282,120
--------                                                                                       -----------
  24,270                                                                                        23,016,336
--------                                                                                       -----------
 255,543    TOTAL TAX- EXEMPT MUNICIPAL BONDS (Identified Cost $247,208,863)................   264,853,711
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE           VALUE
-------------------------------------------------------------------------------------------------------------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATION (0.4%)
$  1,200    East Baton Rouge Parish, Louisiana, Exxon Corp Ser 1989
--------     (Demand 01/04/99) (Identified Cost $1,200,000).............   5.05*%  11/01/19     $  1,200,000
                                                                                                ------------
$256,743    TOTAL INVESTMENTS (Identified Cost $248,408,863) (b)........              98.4%      266,053,711
=========

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..............               1.6         4,217,323
                                                                                    -------     ------------

            NET ASSETS..................................................             100.0%     $270,271,034
                                                                                    =======     ============

---------------------

 AMT   Alternative Minimum Tax.
 ETM   Escrowed to maturity.
  +    Prerefunded to call date shown.
  *    Current coupon of variable rate demand obligation.
 ++    Crossover refunded to call date shown.
  #    Currently a zero coupon; will convert to 6% on March 20,
       2000.
 ##    Currently a zero coupon; will convert to 8.50% on July 1,
       2002.
 (a)   Sale is restricted to qualified institutional investors.
 (b)   The aggregate cost for federal income tax purposes
       approximates identified cost. The aggregate gross unrealized appreciation is $18,009,563 and the aggregate gross
       unrealized depreciation is $364,715, resulting in net
       unrealized appreciation of $17,644,848.

Bond Insurance:
---------------
AMBAC  AMBAC Indemnity Corporation.
FGIC   Financial Guaranty Insurance Company.
 FSA   Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                               December 31, 1998

Alaska...................       2.0%
California...............       8.7
Colorado.................       3.7
Connecticut..............       1.5
Florida..................       2.2
Hawaii...................       2.0
Illinois.................       8.2
Iowa.....................       1.0
Kansas...................       2.2
Louisiana................       0.4
Maine....................       3.0
Maryland.................       3.2%
Massachusetts............       6.6
Michigan.................       2.3
Missouri.................       1.3
New Hampshire............       0.6
New Jersey...............       0.7
New York.................       7.8
North Carolina...........       4.9
North Dakota.............       0.5
Ohio.....................       2.1
Oklahoma.................       2.0
Pennsylvania.............       7.5%
South Carolina...........       6.4
Texas....................       8.1
Utah.....................       1.6
Vermont..................       0.7
Virginia.................       4.2
Washington...............       3.0
                             ------

Total....................      98.4%
                             ======

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
ASSETS:
Investments in securities, at value
 (identified cost $248,408,863).............................  $266,053,711
Cash........................................................      232,638
Interest receivable.........................................    4,259,995
Prepaid expenses and other assets...........................        4,519
                                                              -----------

    TOTAL ASSETS............................................  270,550,863
                                                              -----------

LIABILITIES:
Payable for:
    Investment advisory fee.................................       99,404
    Administration fee......................................       62,378
Accrued expenses and other payables.........................      118,047
                                                              -----------

    TOTAL LIABILITIES.......................................      279,829
                                                              -----------

    NET ASSETS..............................................  $270,271,034
                                                              ===========

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $249,105,111
Net unrealized appreciation.................................   17,644,848
Accumulated undistributed net investment income.............    2,751,346
Accumulated undistributed net realized gain.................      769,729
                                                              -----------

    NET ASSETS..............................................  $270,271,034
                                                              ===========

NET ASSET VALUE PER SHARE,
 26,198,366 shares outstanding
 (unlimited shares authorized of $.01 par value)............        $10.32
                                                              ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

STATEMENT OF OPERATIONS
For the year ended December 31, 1998
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $15,847,836
                                                              -----------

EXPENSES
Investment advisory fee.....................................    1,076,673
Administration fee..........................................      676,000
Transfer agent fees and expenses............................      107,832
Professional fees...........................................       83,182
Shareholder reports and notices.............................       55,610
Registration fees...........................................       32,251
Trustees' fees and expenses.................................       19,247
Custodian fees..............................................       14,474
Other.......................................................       17,159
                                                              -----------
    TOTAL EXPENSES..........................................    2,082,428
Less: expense offset........................................      (14,440)
                                                              -----------

    NET EXPENSES............................................    2,067,988
                                                              -----------

    NET INVESTMENT INCOME...................................   13,779,848
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain...........................................    4,509,561
Net change in unrealized appreciation.......................   (1,870,258)
                                                              -----------

    NET GAIN................................................    2,639,303
                                                              -----------

NET INCREASE................................................  $16,419,151
                                                              ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

STATEMENT OF CHANGES IN NET ASSETS
                                                      FOR THE YEAR        FOR THE YEAR
                                                          ENDED               ENDED
                                                    DECEMBER 31, 1998   DECEMBER 31, 1997
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.............................    $ 13,779,848        $ 15,864,773
Net realized gain.................................       4,509,561           3,505,748
Net change in unrealized appreciation.............      (1,870,258)          4,887,429
                                                      ------------        ------------

    NET INCREASE..................................      16,419,151          24,257,950
                                                      ------------        ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................     (13,897,862)        (15,192,789)
Net realized gain.................................      (4,872,870)         (2,153,881)
                                                      ------------        ------------

    TOTAL DIVIDENDS AND DISTRIBUTIONS.............     (18,770,732)        (17,346,670)
                                                      ------------        ------------

Net decrease from transactions in shares of
 beneficial interest..............................      (4,052,840)         (8,137,220)
                                                      ------------        ------------

    NET DECREASE..................................      (6,404,421)         (1,225,940)
NET ASSETS:
Beginning of period...............................     276,675,455         277,901,395
                                                      ------------        ------------

    END OF PERIOD
    (Including undistributed net investment income
    of $2,751,346 and $2,870,720, respectively)...    $270,271,034        $276,675,455
                                                      ============        ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS December 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Municipal Income Trust II (the "Fund"), formerly Municipal Income Trust II, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on March 15, 1988 and commenced operations on June 1, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Advisor"), formerly Dean Witter InterCapital Inc., an affiliate of Morgan Stanley Dean Witter Services Company Inc. (the "Administrator"), the Fund pays the Investment Advisor an advisory fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.40% to the portion of the Fund's weekly net assets not exceeding $250 million and 0.30% to the portion of the Fund's weekly net assets exceeding $250 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Advisor pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Advisor.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with the Administrator, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.25% to the portion of the Fund's weekly net assets not exceeding $250 million; 0.20% to the portion of the Fund's weekly net assets exceeding $250 million but not exceeding $500 million; 0.167% of the portion to the Fund's weekly net assets exceeding $500 million but not exceeding $750 million; and 0.133% to the portion of the Fund's weekly net assets exceeding $750 million.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1998 aggregated $59,553,986 and $77,661,315, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At December 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $12,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,984. At December 31, 1998, the Fund had an accrued pension liability of $51,044 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. DIVIDENDS

On December 29, 1998, the Fund declared the following dividends from net investment income:

 AMOUNT         RECORD             PAYABLE
PER SHARE        DATE               DATE
---------  ----------------   -----------------
  $0.04    January 8, 1999    January 22, 1999
  $0.04    February 5, 1999   February 19, 1999
  $0.04     March 5, 1999      March 19, 1999

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, December 31, 1996..................................  27,485,366   $274,853    $261,019,008
Treasury shares purchased and retired (weighted average
 discount 7.00%)*...........................................    (863,800)    (8,638)     (8,128,632)
                                                              ----------   --------    ------------
Balance, December 31, 1997..................................  26,621,566    266,215     252,890,376
Treasury shares purchased and retired (weighted average
 discount 8.00%)*...........................................    (423,200)    (4,232)     (4,048,608)
Reclassification due to permanent book/tax differences......          --         --           1,360
                                                              ----------   --------    ------------
Balance, December 31, 1998..................................  26,198,366   $261,983    $248,843,128
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                             FOR THE YEAR ENDED DECEMBER 31*
                                                              -------------------------------------------------------------
                                                                1998          1997          1996          1995       1994
---------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................  $  10.39      $  10.11      $  10.35      $   9.75   $  10.81
                                                              --------      --------      --------      --------   --------
Income (loss) from investment operations:
 Net investment income......................................      0.53          0.59          0.59          0.65       0.66
 Net realized and unrealized gain (loss)....................      0.11          0.31         (0.17)         0.70      (0.96)
                                                              --------      --------      --------      --------   --------
Total income (loss) from investment operations..............      0.64          0.90          0.42          1.35      (0.30)
                                                              --------      --------      --------      --------   --------
Less dividends and distributions from:
 Net investment income......................................     (0.53)        (0.56)        (0.62)        (0.63)     (0.64)
 Net realized gain..........................................     (0.19)        (0.08)        (0.05)        (0.12)     (0.14)
                                                              --------      --------      --------      --------   --------
Total dividends and distributions...........................     (0.72)        (0.64)        (0.67)        (0.75)     (0.78)
                                                              --------      --------      --------      --------   --------
Anti-dilutive effect of acquiring treasury shares...........      0.01          0.02          0.01            --       0.02
                                                              --------      --------      --------      --------   --------
Net asset value, end of period..............................  $  10.32      $  10.39      $  10.11      $  10.35   $   9.75
                                                              ========      ========      ========      ========   ========
Market value, end of period.................................  $   9.50      $  9.625      $  9.125      $  10.00   $  9.125
                                                              ========      ========      ========      ========   ========
TOTAL RETURN+...............................................      6.23%        12.82%        (2.29)%       18.34%     (9.61)%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      0.76%(1)      0.75%(1)      0.76%(1)      0.74%      0.76%
Net investment income.......................................      5.00%         5.79%         5.91%         6.41%      6.48%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $270,271      $276,675      $277,901      $287,244   $272,647
Portfolio turnover rate.....................................        22%           21%           11%           19%        10%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)  Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Municipal Income Trust II (the "Fund"), formerly Municipal Income Trust II, at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 8, 1999
      --------------------------------------------------------------------

                      1998 FEDERAL TAX NOTICE (unaudited)

         During the year ended December 31, 1998, the Fund paid to shareholders $0.53 per share from net investment income. All of these dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

         For the year ended December 31, 1998, the Fund paid to shareholders $0.18 per share from long-term capital gains. This capital gain distribution, is taxable as 20% rate gain.

TRUSTEES
------------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Phillip J. Purcell
John L. Schroeder


OFFICERS
------------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
------------------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS
------------------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT ADVISOR
------------------------------------------------------
Morgan Stanley Dean Witter Advisors, Inc.
Two World Trade Center
New York, New York 10048



MORGAN STANLEY
DEAN WITTER
MUNICIPAL
INCOME TRUST II



Annual Report
December 31, 1998